United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8‑K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 4, 2019

America First Multifamily Investors, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-24843	47-0810385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 Farnam Street, Suite 400

Omaha, Nebraska 68102

(Address of principal executive offices)

(402) 444-1630

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2019, the Board of Managers (the “Board”) of Burlington Capital LLC (“Burlington”), which is the general partner of America First Capital Associates Limited Partnership Two, which is the general partner of the registrant, America First Multifamily Investors, L.P. (the “Partnership”), approved grants of restricted units to the named executive officers of the Partnership and members of the Burlington Board under the America First Multifamily Investors, L.P. 2015 Equity Incentive Plan (the “Plan”) as annual awards in respect of fiscal year 2019.  Each grant is subject to the terms and conditions of a restricted unit award agreement entered into under the Plan between Burlington and each grantee.

The Board approved the following grants of restricted units to the Partnership’s named executive officers: Chad L. Daffer, Chief Executive Officer of the Partnership – 68,970 restricted units; and Craig S. Allen, Chief Financial Officer of the Partnership – 65,250 restricted units.  Pursuant to the restricted unit award agreements with each of the foregoing named executive officers, the restricted units are scheduled to vest in three equal installments on each of November 30, 2019, 2020, and 2021.

The Board approved the following grants of restricted units to the members of the Burlington Board: Michael B. Yanney – 37,050 restricted units; Lisa Y. Roskens – 44,500 restricted units; Dr. William S. Carter – 6,957 restricted units; Walter K. Griffith – 6,087 restricted units; Patrick J. Jung – 7,391 restricted units; Michael O. Johanns – 6,087 restricted units; and George H. Krauss – 10,825 restricted units.  Pursuant to the restricted unit award agreements with Michael B. Yanney, Lisa Y. Roskens and George H. Krauss, the restricted units are scheduled to vest in three equal installments on each of November 30, 2019, 2020, and 2021. Pursuant to the restricted unit award agreements with Dr. William S. Carter, Walter K. Griffith, Patrick J. Jung and Michael O. Johanns, the restricted units are scheduled to vest in one installment, in full, on November 30, 2019.

The date of grant for each of the foregoing awards was September 4, 2019.  The restricted unit award agreements for each of the foregoing awards provide for the payment of distributions to the named executive officers and members of the Burlington Board during the restriction period.  In addition, the award agreements provide that in the event of a change of control (as defined in the Plan) all of the restrictions applicable to the restricted units shall lapse and all restricted units shall become immediately vested and nonforfeitable.

The restricted unit awards described above are subject to all of the terms and conditions of the Plan, a copy of which is filed as Exhibit 10.1 to the Partnership’s Form 8-K (File No. 000-24843) filed with the Securities and Exchange Commission (“SEC”) on September 18, 2015.  In addition, the form of restricted unit award agreement is filed as Exhibit 4.8 to the Partnership’s Registration Statement on Form S-8 (File No. 333-209811) filed with the SEC on February 29, 2016.

Forward-Looking Statements

Certain statements in this report are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases.  Similarly, statements that describe objectives, plans, or goals also are forward-looking statements.  Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership.  The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements.  Risks and uncertainties include, but are not limited to: general economic conditions; current maturities of the Partnership’s financing arrangements and the Partnership’s ability to renew or refinance such financing arrangements; defaults on the mortgage loans securing the Partnership’s mortgage revenue bonds; the competitive environment in which the Partnership operates; risks associated with investing in multifamily and student residential properties and commercial properties; changes in interest rates; the Partnership’s ability to use borrowings or obtain capital to finance its assets; recapture of previously issued Low Income Housing Tax Credits in accordance with Section 42 of the Internal Revenue Code; changes in the United States Department of Housing and Urban Development’s Capital Fund Program; geographic concentration within the mortgage revenue bond portfolio held by the Partnership; appropriations risk related to the funding of federal housing programs; changes in the Internal Revenue Code and other government regulations affecting the Partnership’s business; and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K).  Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this report may differ materially from those expressed or implied by these forward-looking statements.  You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document.  We anticipate that subsequent events and developments will cause our expectations and beliefs to change.  The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America First Multifamily Investors, L.P.
Date: September 5, 2019

	By:	/s/ Craig S. Allen
Printed Name: Craig S. Allen